FIRST AMENDMENT

                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 28, 2000, is entered into by and among FERRELLGAS, L.P., a Delaware limited partnership (the "Borrower"), FERRELLGAS, INC., a Delaware corporation and the sole general partner of the Borrower (the "General Partner"), each of the financial institutions referred to as Banks in the Existing Credit Agreement referred to below (collectively, the "Banks") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent"), and as documentation agent, and amends that certain Third Amended and Restated Credit Agreement, dated as of April 18, 2000 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the General Partner, the Administrative Agent and the Banks from time to time party to the Credit Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

                                     RECITAL

                  The Borrower has requested that the Banks amend the Existing Credit Agreement in the respects set forth below in this Amendment, and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 2,

(a) The definition of "Permitted Investments" in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "Permitted  Investments" means (a) any Investments in
                  Cash Equivalents; (b) any Investments in the Borrower or (subject to the provisions of Section 8.21) in a Restricted Subsidiary of the Borrower that is a Guarantor; (c) Investments by the Borrower or any Restricted Subsidiary of the Borrower in a Person in compliance with the other provisions of this Agreement, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of the Borrower and a Guarantor or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower that is a Guarantor; (d) Investments by the Borrower or any Restricted Subsidiary in Unrestricted Subsidiaries and Joint Ventures; provided that the amount of cash or property contributed, loaned or otherwise advanced by the Borrower or such Restricted Subsidiaries in respect of such Investments may not exceed at any time an aggregate amount equal to the greater of (i) $15,000,000 and (ii) 10% of Consolidated Cash Flow for the most recently ended four fiscal quarters of the Borrower; and (e) contributions of accounts receivable made by the Borrower or any Restricted Subsidiary to SPE's in connection with Accounts Receivable Securitizations permitted by Section 8.05; provided that the aggregate amount of accounts receivable so contributed (net of cash dividends made by such SPE's to the Borrower or the Restricted Subsidiaries within one Business Day of any such contribution) shall not exceed $30,000,000 at any one time outstanding.

(b) Clause (z) of the second proviso of Section 8.05 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (z) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries through one or more SPEs in connection with Accounts Receivable Securitizations at any one time outstanding shall not exceed (i) during the period from December 28, 2000 through and including April 30, 2001, $100,000,000 and (ii) at any other time, $60,000,000.

SECTION 2. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

(a) The Administrative Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Borrower, the General Partner, the Majority Banks and the Administrative Agent.

(b) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower and the General Partner represent and warrant to the Administrative Agent and each Bank as of the Amendment Effective Date as follows:

(a) Power and Authority. The Borrower and the General Partner have all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement").

(b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the General Partner and the performance of the Amended Credit Agreement by the Borrower and the General Partner have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower and the General Partner.

(c) Enforceability. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and the General Partner enforceable against the Borrower and the General Partner in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower and the General Partner hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflict. The execution and delivery by the Borrower and the General Partner of this Amendment and the performance by the Borrower and the General Partner of each of this Amendment and the Amended Credit Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower or the General Partner, as the case may be, or their respective properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower or the General Partner, as the case may be, or any material agreement, indenture, lease or instrument binding upon the Borrower or the General Partner or their respective properties or other assets or (iii) result in the creation or imposition of any Liens on their respective properties other than as permitted under the Credit Agreement.

(e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the General Partner of this Amendment.

(f) Representations and Warranties in the Credit Agreement. The Borrower and the General Partner confirm that as of the Amendment Effective Date the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default has occurred and is continuing.

SECTION 4.        Miscellaneous.
                  -------------

(a) Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

(i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any of the other Loan Documents.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(b) Expenses. The Borrower and the General Partner acknowledge that all costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid in accordance with Section 11.04 of the Existing Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                    BORROWER

                                FERRELLGAS, L.P., a Delaware limited partnership


                                By:    Ferrellgas, Inc.
                                Its:   General Partner


                                By:
                                ------------------------------------------------
                                Name: Kenneth A. Heinz
                                Title: Assistant Treasurer



                                GENERAL PARTNER

                                FERRELLGAS, INC.


                                By:
                                -----------------------------------------------
                                Name: Kenneth A. Heinz
                                Title:  Assistant Treasurer



                                 ADMINISTRATIVE AGENT

                                 BANK OF AMERICA, N.A., as Administrative Agent


                                 By:
                                  --------------------------------------------
                                 Name:

                                 Title:


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                                 BANKS

                                 BANK OF AMERICA, N.A., as a Bank


                                 By:
                                 -----------------------------------------------
                                 Name:

                                 Title:

                                 [SIGNATURES CONTINUED ON NEXT PAGE]




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                                 WELLS FARGO BANK (TEXAS), N.A.


                                 By:
                                 -----------------------------------------------
                                 Name:

                                 Title:

                                 [SIGNATURES CONTINUED ON NEXT PAGE]




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                                  BANK ONE, NA (CHICAGO OFFICE)


                                  By:
                                  ----------------------------------------------
                                  Name:

                                  Title:

                                  [SIGNATURES CONTINUED ON NEXT PAGE]




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                                   FIRSTAR BANK N.A.


                                   By:
                                   ---------------------------------------------
                                   Name:

                                   Title:

                                   [SIGNATURES CONTINUED ON NEXT PAGE]




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                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:
                                    -------------------------------------------
                                    Name:

                                    Title:

                                    [SIGNATURES CONTINUED ON NEXT PAGE]




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                                    BNP PARIBAS


                                    By:
                                    -------------------------------------------
                                    Name:

                                    Title:

                                    [SIGNATURES CONTINUED ON NEXT PAGE]




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                                     BANK OF OKLAHOMA, N.A.


                                     By:
                                     -------------------------------------------
                                     Name:

                                     Title:


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                                        [SIGNATURES CONTINUED ON NEXT PAGE]

                                   THE FUJI BANK, LIMITED


                                   By:
                                   --------------------------------------------
                                   Name:

                                   Title:

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Third Amended and Restated Credit Agreement, reaffirms the terms of its Continuing Guaranty in favor of the Administrative Agent and acknowledges that such Continuing Guaranty remains in full force and effect in accordance with its terms.

Dated as of December 28, 2000      BLUEBUZZ.COM, INC.


                                   By:
                                   --------------------------------------------
                                   Name:
                                   --------------------------------------------
                                   Title:
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